Exhibit 99.1

Contact:	Doug Guarino	Director of Corporate Relations	781-647-3900
	Jon Russell	Vice President of Finance

ALERE INC. ANNOUNCES

THIRD QUARTER 2013 RESULTS

WALTHAM, MA…October 29, 2013…Alere Inc. (NYSE: ALR), a global leader in enabling individuals to take charge of their health at home through the merger of rapid diagnostics and health information solutions, today announced its financial results for the quarter ended September 30, 2013.

Ron Zwanziger, Chairman, Chief Executive Officer and President of Alere said, “We are pleased to report a very strong quarter for Alere. The combination of continued excellent organic growth, coupled with good expense control, demonstrates our continued momentum and commitment to enhancing value for our shareholders and delivering against the three-point strategic plan that we implemented in November 2012.”

Financial results for the third quarter of 2013:

•	Net revenue of $753.9 million for the third quarter of 2013, compared to $691.4 million for the third quarter of 2012. Non-GAAP adjusted net revenue was $754.4 million for the third quarter of 2013, compared to $692.3 million for the third quarter of 2012.

•	Net loss of $24.8 million attributable to common stockholders of Alere Inc., and respective net loss per diluted common share of $0.30, for the third quarter of 2013, compared to net loss of $9.2 million attributable to common stockholders of Alere Inc., and respective net loss per diluted common share of $0.11, for the third quarter of 2012.

•	Non-GAAP adjusted net income per diluted common share of $0.59 for the third quarter of 2013, compared to non-GAAP adjusted net income per diluted common share of $0.43 for the third quarter of 2012.

•	Net product and services revenue from our Professional Diagnostics segment was $587.3 million in the third quarter of 2013, compared to net product and services revenue of $528.8 million in the third quarter of 2012. Non-GAAP adjusted net product and services revenue from our Professional Diagnostics segment was $587.8 million in the third quarter of 2013, compared to non-GAAP adjusted net product and services revenue of $529.7 million in the third quarter of 2012. Recent professional diagnostics acquisitions contributed $30.6 million of incremental net revenue compared to the third quarter of 2012, offset by a reduction in revenue of $2.3 million related to dispositions in the quarter.

•	North American influenza sales increased to $18.3 million for the third quarter of 2013, from $9.9 million for the third quarter of 2012.

•	Excluding the impact of the change in North American influenza revenues and the impact on revenues from the reduction in our U.S. meter-based Triage product sales, currency adjusted organic growth in our Professional Diagnostics segment was 9.1%.

•	Net product and services revenue from our Health Information Solutions segment was $134.2 million in the third quarter of 2013, compared to $135.1 million in the third quarter of 2012 and $134.8 million in the second quarter of 2013.

•	Included in interest and other income (expense), net is a provision of $5.0 million to reflect an estimate of the settlement or litigation costs which we may incur associated with an ongoing dispute with a customer in our U.S. toxicology business.

The Company’s GAAP results for the third quarter of 2013 exclude $0.5 million of revenue associated with acquired software license contracts that are not recognized due to business combination accounting rules and include amortization of $82.4 million, $7.8 million of restructuring charges, $5.7 million of stock-based compensation expense, $0.5 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations, $2.7 million of expense recorded for fair value adjustments to acquisition-related contingent consideration, $0.4 million of interest expense recorded in connection with fees paid for certain debt modifications, $0.8 million in compensation charges and $0.1 million of related interest accretion associated with acquisition-related contingent consideration obligations, a $0.7 million charge associated with the write-up to fair market value of inventory acquired in connection with the acquisition of Epocal Inc., $5.5 million of costs associated with the proxy contest, a $5.9 million loss associated with the disposition of our Spinreact, S.A. subsidiary located in Spain and a $0.04 million adjustment to the bargain purchase gain in connection with our acquisition of the Liberty business. The Company’s GAAP results for the third quarter of 2012 exclude $0.9 million of revenue associated with acquired software license contracts that are not recognized due to business combination accounting rules and include amortization of $83.1 million, $3.3 million of restructuring charges, $3.6 million of stock-based compensation expense, $0.8 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations, and $1.3 million of interest expense associated with fees paid for modification of certain debt agreements, offset by $15.1 million of income recorded for fair value adjustments to acquisition-related contingent consideration obligations. These amounts, net of tax, have been excluded from the non-GAAP adjusted net income per diluted common share attributable to Alere Inc. for the respective quarters.

Detailed reconciliations of the non-GAAP financial measures presented in this release to the most directly comparable financial measures under GAAP, as well as a discussion regarding these non-GAAP financial measures, are included in the schedules to this press release.

The Company will host a conference call beginning at 8:30 a.m. (Eastern Time) today, October 29, 2013, to discuss these results, as well as other corporate matters. During the conference call, the Company may answer questions concerning business and financial developments and trends and other business and financial matters. The Company’s responses to these questions, as well as other matters discussed during the conference call, may contain or constitute material information that has not been previously disclosed.

The conference call may be accessed by dialing (877) 270-2148 (domestic) or (412) 902-6510 (international) and asking for Alere Inc. A webcast of the call can also be accessed via the Alere website at www.alere.com/investors, or directly through the following link: http://www.videonewswire.com/event.

A replay of the call will be available approximately one hour after the conclusion of the call and will remain available for a period of seven days following the call. The replay may be accessed by dialing (877) 344-7529 (domestic) or (412) 317-0088 (international) and entering replay code 10036058. The replay will also be available via online webcast at http://www.videonewswire.com/event or via the Alere website at www.alere.com/investors for a period of 60 days following the call.

Additionally, reconciliations to non-GAAP financial measures not included in this press release that may be discussed during the call will also be available at the Alere website (http://www.alere.com/investors) under the Earnings Calls and Releases section shortly before the conference call begins and will continue to be available on this website.

For more information about Alere, please visit our web site at http://www.alere.com.

By developing new capabilities in near-patient diagnosis, monitoring and health information solutions, Alere enables individuals to take charge of improving their health and quality of life at home. Alere’s global leading products and services, as well as its new product development efforts, focus on cardiology, infectious disease, toxicology and diabetes. Alere is headquartered in Waltham, Massachusetts.

Source: Alere Inc.

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended September 30,
	2013	2012
Net product sales and services revenue	$749,698	$686,228
License and royalty revenue	4,184	5,188

Net revenue	753,882	691,416
Cost of net revenue	385,236	345,641

Gross profit	368,646	345,775
Gross margin	49%	50%

Operating expenses:
Research and development	40,498	40,562
Selling, general and administrative	301,964	266,481
Loss on disposition	5,885	—

Operating income	20,299	38,732
Interest and other income (expense), net	(62,289)	(55,933)

Loss before benefit for income taxes	(41,990)	(17,201)
Benefit for income taxes	(17,148)	(10,677)

Loss before equity earnings of unconsolidated entities, net of tax	(24,842)	(6,524)
Equity earnings of unconsolidated entities, net of tax	5,753	3,007

Net loss	(19,089)	(3,517)
Less: Net income attributable to non-controlling interests	359	286

Net loss attributable to Alere Inc. and Subsidiaries	(19,448)	(3,803)

Preferred stock dividends	(5,367)	(5,352)

Net loss available to common stockholders	$(24,815)	$(9,155)

Basic and diluted net loss per common share	$(0.30)	$(0.11)

Weighted-average shares - basic and diluted	81,735	80,792

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Nine Months Ended September 30,
	2013	2012
Net product sales and services revenue	$2,244,003	$2,051,729
License and royalty revenue	13,113	11,333

Net revenue	2,257,116	2,063,062
Cost of net revenue	1,139,726	1,008,608

Gross profit	1,117,390	1,054,454

Gross margin	50%	51%

Operating expenses:
Research and development	122,452	120,009
Selling, general and administrative	893,861	826,301
Loss on disposition	5,885	—

Operating income	95,192	108,144
Interest and other income (expense), net	(211,548)	(146,549)

Loss before benefit for income taxes	(116,356)	(38,405)
Benefit for income taxes	(36,152)	(12,621)

Loss before equity earnings of unconsolidated entities, net of tax	(80,204)	(25,784)
Equity earnings of unconsolidated entities, net of tax	13,238	10,417

Net loss	(66,966)	(15,367)
Less: Net income attributable to non-controlling interests	601	137

Net loss attributable to Alere Inc. and Subsidiaries	(67,567)	(15,504)

Preferred stock dividends	(15,926)	(15,940)

Net loss available to common stockholders	$(83,493)	$(31,444)

Basic and diluted net loss per common share	$(1.03)	$(0.39)

Weighted-average shares - basic and diluted	81,417	80,492

Alere Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	September 30,	December 31,
	2013	2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$353,993	$328,346
Restricted cash	7,905	3,076
Marketable securities	820	904
Accounts receivable, net	568,873	524,332
Inventories, net	370,448	337,121
Prepaid expenses and other current assets	172,778	212,958

Total current assets	1,474,817	1,406,737

PROPERTY, PLANT AND EQUIPMENT, NET	544,271	534,469
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	4,909,986	4,919,081
RESTRICTED CASH - NON-CURRENT	29,045	—
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	196,500	207,641

Total assets	$7,154,619	$7,067,928

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$54,259	$66,916
Other current liabilities	642,219	581,893

Total current liabilities	696,478	648,809

LONG-TERM LIABILITIES:
Long-term debt and capital lease obligations, net of current portion	3,805,458	3,641,592
Deferred tax liabilities	352,859	428,188
Other long-term liabilities	209,683	166,635

Total long-term liabilities	4,368,000	4,236,415

TOTAL EQUITY	2,090,141	2,182,704

Total liabilities and equity	$7,154,619	$7,067,928

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Three Months Ended September 30,
	2013	2012
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income	$20,299	$38,732

Adjustment related to acquired software license contracts	535	905
Amortization of acquisition-related intangible assets	82,248	82,867
Restructuring charges	7,694	3,239
Stock-based compensation expense	5,662	3,626
Compensation charges associated with acquisition-related contingent consideration obligations	762	—
Acquisition-related costs	450	833
Fair value adjustments to acquisition-related contingent consideration	2,719	(15,145)
Non-cash charge associated with acquired inventory	708	—
Costs associated with proxy contest	5,467	—
Loss on disposition	5,885	—

Non-GAAP adjusted operating income	$132,429	$115,057

	Three Months Ended September 30,
	2013	2012
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net loss available to common stockholders	$(24,815)	$(9,155)

Adjustment related to acquired software license contracts	535	905
Amortization of acquisition-related intangible assets	82,304	83,083
Restructuring charges	7,805	3,287
Stock-based compensation expense	5,662	3,626
Compensation charges associated with acquisition-related contingent consideration obligations	762	—
Acquisition-related costs	450	833
Fair value adjustments to acquisition-related contingent consideration	2,719	(15,145)
Non-cash charge associated with acquired inventory	708	—
Costs associated with proxy contest	5,467	—
Loss on disposition	5,885	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility and related interest rate swap agreement	364	1,320
Interest accretion associated with acquisition-related compensation charges	98	—
Bargain purchase gain associated with the acquisition of the Liberty business	39	—
Income tax effects on items above	(37,913)	(32,931)

Non-GAAP adjusted net income available to common stockholders	$50,070	$35,823

Net loss per diluted common share	$(0.30)	$(0.11)

Non-GAAP adjusted net income per diluted common share	$0.59	$0.43

Weighted-average shares - diluted	81,735	80,792

Non-GAAP adjusted weighted average shares - diluted	95,830	84,299

(1)	In calculating “non-GAAP adjusted operating income” and “non-GAAP adjusted net income”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” presented in this press release may not be comparable to similar measures used by other companies.

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Nine Months Ended September 30,
	2013	2012
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income	$95,192	$108,144

Adjustment related to acquired software license contracts	1,770	3,317
Amortization of acquisition-related intangible assets	237,273	242,167
Restructuring charges	19,630	10,132
Stock-based compensation expense	14,462	11,868
Compensation charges associated with acquisition-related contingent consideration obligations	2,032	—
Acquisition-related costs	1,772	6,094
Fair value adjustments to acquisition-related contingent consideration	18,995	(16,782)
Non-cash charge associated with acquired inventory	1,880	4,681
Costs associated with proxy contest	5,467	—
Loss on disposition	5,885	—

Non-GAAP adjusted operating income	$404,358	$369,621

	Nine Months Ended September 30,
	2013	2012
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net loss available to common stockholders	$(83,493)	$(31,444)

Adjustment related to acquired software license contracts	1,770	3,317
Amortization of acquisition-related intangible assets	237,533	242,849
Restructuring charges	19,858	10,290
Stock-based compensation expense	14,462	11,868
Compensation charges associated with acquisition-related contingent consideration obligations	2,032	—
Acquisition-related costs	1,772	6,094
Fair value adjustments to acquisition-related contingent consideration	18,995	(16,782)
Non-cash charge associated with acquired inventory	1,880	4,681
Costs associated with proxy contest	5,467	—
Loss on disposition	5,885	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility and related interest rate swap agreement	2,126	3,960
Interest accretion associated with acquisition-related compensation charges	258	—
Non-cash write-off of an investment	5,110	—
Bargain purchase gain associated with the acquisition of the Liberty business	(8,023)	—
Expense associated with extinguishment of debt	35,767	—
Income tax effects on items above	(112,736)	(93,028)

Non-GAAP adjusted net income available to common stockholders	$148,663	$141,805

Net loss per diluted common share	$(1.03)	$(0.39)

Non-GAAP adjusted net income per diluted common share	$1.75	$1.70

Weighted-average shares - diluted	81,417	80,492

Non-GAAP adjusted weighted average shares - diluted	95,244	94,327

(1)	In calculating “non-GAAP adjusted operating income” and “non-GAAP adjusted net income”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “non-GAAP adjusted operating income” and “non-GAAP adjusted net income” presented in this press release may not be comparable to similar measures used by other companies.

Alere Inc. and Subsidiaries

Selected Consolidated Revenues by Business Area (1)

(in thousands)

Professional Diagnostics Segment

	Q3 2013	YTD 2013	Q3 2012	YTD 2012	% Change Q3 13 v. Q3 12	% Change YTD 13 v. YTD 12
Cardiology	$116,281	$349,650	$122,372	$386,795	-5%	-10%
Infectious disease	172,739	520,289	136,561	425,398	26%	22%
Toxicology	166,536	481,469	156,074	437,736	7%	10%
Diabetes	53,150	178,138	35,670	100,628	49%	77%
Other (1)	78,607	235,992	78,077	230,519	1%	2%

Professional diagnostics net product sales and services revenue (1)	587,313	1,765,538	528,754	1,581,076	11%	12%
License and royalty revenue	3,488	11,517	2,688	8,833	30%	30%

Professional diagnostics net revenue	$590,801	$1,777,055	$531,442	$1,589,909	11%	12%

Health Information Solutions Segment

	Q3 2013	YTD 2013	Q3 2012	YTD 2012	% Change Q3 13 v. Q3 12	% Change YTD 13 v. YTD 12
Disease and case management	$56,554	$163,258	$57,383	$165,277	-1%	-1%
Wellness	22,223	75,753	24,290	80,881	-9%	-6%
Women’s & children’s health	28,431	86,767	29,136	90,220	-2%	-4%
Patient self-testing services	27,025	77,437	24,269	68,074	11%	14%

Health information solutions net revenue	$134,233	$403,215	$135,078	$404,452	-1%	0%

(1)	Revenues are presented in accordance with Generally Accepted Accounting Principles and exclude an adjustment of $0.5 million and $1.8 million, and $0.9 million and $3.3 million, in revenue related to acquired software license contracts which were not recognized during the three and nine months ended September 30, 2013 and 2012, respectively, due to business combination accounting rules.

Alere Inc. and Subsidiaries

Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted  Operating Income (Loss)

(in thousands)

	For the Three Months Ended September 30, 2013
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total
Net revenue	$590,801	$134,233	$28,848	$—	$753,882
Adjustment related to acquired software license contracts (1)	535	—	—	—	535

Non-GAAP adjusted net revenue	$591,336	$134,233	$28,848	$—	$754,417

Operating income (loss)	$53,189	$(7,203)	$3,347	$(29,034)	$20,299
Adjustment related to acquired software license contracts (1)	535	—	—	—	535
Amortization of acquisition-related intangible assets	69,556	12,233	459	—	82,248
Non-cash charge associated with acquired inventory	708	—	—	—	708
Restructuring charges	6,033	1,661	—	—	7,694
Stock-based compensation expense	—	—	—	5,662	5,662
Compensation charges associated with acquisition-related contingent consideration obligations	762	—	—	—	762
Acquisition-related costs	—	—	—	450	450

Fair value adjustments to acquisition-related contingent consideration	1,516	803	—	400	2,719
Costs associated with proxy contest	—	—	—	5,467	5,467
Loss on disposition	5,885	—	—	—	5,885

Non-GAAP adjusted operating income (loss)	$138,184	$7,494	$3,806	$(17,055)	$132,429

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	23.4%	5.6%	13.2%		17.6%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the third quarter of 2013 due to business combination accounting rules

Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted  Operating Income (Loss)

(in thousands)

	For the Three Months Ended September 30, 2012
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total
Net revenue	$531,442	$135,078	$24,896	$—	$691,416
Adjustment related to acquired software license contracts (1)	905	—	—	—	905

Non-GAAP adjusted net revenue	$532,347	$135,078	$24,896	$—	$692,321

Operating income (loss)	$63,298	$(14,357)	$4,615	$(14,824)	$38,732
Adjustment related to acquired software license contracts (1)	905	—	—	—	905
Amortization of acquisition-related intangible assets	67,760	14,508	599	—	82,867
Restructuring charges	2,139	1,095	—	5	3,239
Stock-based compensation expense	—	—	—	3,626	3,626
Acquisition-related costs	—	—	—	833	833
Fair value adjustments to acquisition-related contingent consideration	(16,377)	1,700	204	(672)	(15,145)

Non-GAAP adjusted operating income (loss)	$117,725	$2,946	$5,418	$(11,032)	$115,057

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	22.1%	2.2%	21.8%		16.6%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the third quarter of 2012 due to business combination accounting rules

Comments:

In calculating “adjusted operating income (loss)” in the schedule presented above, the Company excludes from operating income (loss) (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income (loss) allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income (loss) for the costs associated with litigation, including payments made or received through settlements. It should be noted that “adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income (loss) as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

	Alere Inc. and Subsidiaries
	Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss)
	(in thousands)
	For the Nine Months Ended September 30, 2013
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total
Net revenue	$1,777,055	$403,215	$76,846	$—	$2,257,116
Adjustment related to acquired software license contracts (1)	1,770	—	—	—	1,770

Non-GAAP adjusted net revenue	$1,778,825	$403,215	$76,846	$—	$2,258,886

Operating income (loss)	$185,925	$(32,855)	$9,031	$(66,909)	$95,192
Adjustment related to acquired software license contracts (1)	1,770	—	—	—	1,770
Amortization of acquisition-related intangible assets	201,817	34,003	1,453	—	237,273
Non-cash charge associated with acquired inventory	1,880	—	—	—	1,880
Restructuring charges	9,162	10,468	—	—	19,630
Stock-based compensation expense	—	—	—	14,462	14,462
Compensation charges associated with acquisition-related contingent consideration obligations	2,032	—	—	—	2,032
Acquisition-related costs	—	—	—	1,772	1,772
Fair value adjustments to acquisition-related contingent consideration	12,909	5,186	—	900	18,995
Costs associated with proxy contest	—	—	—	5,467	5,467
Loss on disposition	5,885	—	—	—	5,885

Non-GAAP adjusted operating income (loss)	$421,380	$16,802	$10,484	$(44,308)	$404,358

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	23.7%	4.2%	13.6%		17.9%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the first nine months of 2013 due to business combination accounting rules

	Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss)
	(in thousands)
	For the Nine Months Ended September 30, 2012
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total
Net revenue	$1,589,909	$404,452	$68,701	$—	$2,063,062
Adjustment related to acquired software license contracts (1)	3,317	—	—	—	3,317

Non-GAAP adjusted net revenue	$1,593,226	$404,452	$68,701	$—	$2,066,379

Operating income (loss)	$196,728	$(46,379)	$7,679	$(49,884)	$108,144
Adjustment related to acquired software license contracts (1)	3,317	—	—	—	3,317
Amortization of acquisition-related intangible assets	197,073	43,144	1,950	—	242,167
Restructuring charges	7,750	2,351	—	31	10,132
Stock-based compensation expense	—	—	—	11,868	11,868
Non-cash charge associated with acquired inventory	4,681	—	—	—	4,681
Acquisition-related costs	—	—	—	6,094	6,094
Fair value adjustments to acquisition-related contingent consideration	(22,702)	4,867	—	1,053	(16,782)

Non-GAAP adjusted operating income (loss)	$386,847	$3,983	$9,629	$(30,838)	$369,621

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	24.3%	1.0%	14.0%		17.9%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the first nine months of 2012 due to business combination accounting rules

Comments:

In calculating “adjusted operating income (loss)” in the schedule presented above, the Company excludes from operating income (loss) (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income (loss) allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income (loss) for the costs associated with litigation, including payments made or received through settlements. It should be noted that “adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income (loss) as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012
Net revenue	$753,882	$691,416
Adjustment related to acquired software license contracts	535	905

Non-GAAP adjusted net revenue	$754,417	$692,321

Cost of net revenue	$385,236	$345,641
Less adjustments:
Non-cash charge associated with acquired inventory	(708)	(269)
Amortization of acquisition-related intangible assets	(18,236)	(18,421)
Stock-based compensation expense	(287)	(1,080)
Restructuring charges	(3,556)	—

Non-GAAP adjusted cost of net revenue	$362,449	$325,871

Non-GAAP adjusted gross profit	$391,968	$366,450

	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012
Research and development	$40,498	$40,562
Less adjustments:
Amortization of acquisition-related intangible assets	(1,231)	(1,311)
Stock-based compensation expense	(1,111)	(752)
Restructuring charges	(1,100)	—

Non-GAAP adjusted research and development	$37,056	$38,499

	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012
Selling, general and administrative	$301,964	$266,481
Less adjustments:
Amortization of acquisition-related intangible assets	(62,781)	(63,135)
Stock-based compensation expense	(4,264)	(2,605)
Compensation charges associated with acquisition-related contingent consideration obligations	(762)	—
Acquisition-related costs	(450)	(833)
Fair value adjustments to acquisition-related contingent consideration	(2,719)	15,145
Restructuring charges	(3,038)	(2,159)
Costs associated with proxy contest	(5,467)	—

Non-GAAP adjusted selling, general and administrative	$222,483	$212,894

	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012
Loss on disposition	$5,885	$—
Loss on disposition	(5,885)	—

Non-GAAP adjusted loss on disposition	$—	$—

	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012
Interest and other income (expense), net	$(62,289)	$(55,933)
Less adjustments:
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility and related interest rate swap agreement	364	1,320
Interest accretion associated with acquisition-related compensation charges	98	—
Bargain purchase gain associated with the acquisition of the Liberty business	39	—
Restructuring charges	111	48

Non-GAAP adjusted interest and other income (expense), net	$(61,677)	$(54,565)

	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012
Benefit for income taxes	$(17,148)	$(10,677)
Add: Income tax effects on Non-GAAP adjustments	37,935	32,935

Non-GAAP adjusted provision for income taxes	$20,787	$22,258

	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012
Equity earnings of unconsolidated entities, net of tax	$5,753	$3,007
Less adjustments:
Amortization of acquisition-related intangible assets	147	243
Income tax effects on items above	—	(2)

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$5,900	$3,248

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012
Net revenue	$2,257,116	$2,063,062
Adjustment related to acquired software license contracts	1,770	3,317

Non-GAAP adjusted net revenue	$2,258,886	$2,066,379

Cost of net revenue	$1,139,726	$1,008,608
Less adjustments:
Non-cash charge associated with acquired inventory	(1,880)	(4,681)
Amortization of acquisition-related intangible assets	(54,508)	(51,618)
Stock-based compensation expense	(797)	(801)
Restructuring charges	(4,908)	(2,069)

Non-GAAP adjusted cost of net revenue	$1,077,633	$949,439

Non-GAAP adjusted gross profit	$1,181,253	$1,116,940

	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012
Research and development	$122,452	$120,009
Less adjustments:
Amortization of acquisition-related intangible assets	(3,729)	(5,215)
Stock-based compensation expense	(2,641)	(2,379)
Restructuring charges	(1,745)	(638)

Non-GAAP adjusted research and development	$114,337	$111,777

	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012
Selling, general and administrative	$893,861	$826,301
Less adjustments:
Amortization of acquisition-related intangible assets	(179,036)	(185,334)
Stock-based compensation expense	(11,024)	(8,688)
Compensation charges associated with acquisition-related contingent consideration obligations	(2,032)	—
Acquisition-related costs	(1,772)	(6,094)
Fair value adjustments to acquisition-related contingent consideration	(18,995)	16,782
Restructuring charges	(12,977)	(7,425)
Costs associated with proxy contest	(5,467)	—

Non-GAAP adjusted selling, general and administrative	$662,558	$635,542

	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012
Loss on disposition	$5,885	$—
Loss on disposition	(5,885)	—

Non-GAAP adjusted loss on disposition	$—	$—

	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012
Interest and other income (expense), net	$(211,548)	$(146,549)
Less adjustments:
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility and related interest rate swap agreement	2,126	3,960
Interest accretion associated with acquisition-related compensation charges	258	—
Non-cash write-off of an investment	5,110	—
Bargain purchase gain associated with the acquisition of the Liberty business	(8,023)	—
Expense associated with extinguishment of debt	35,767	—
Restructuring charges	228	158

Non-GAAP adjusted interest and other income (expense), net	$(176,082)	$(142,431)

	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012
Benefit for income taxes	$(36,152)	$(12,621)
Add: Income tax effects on Non-GAAP adjustments	112,779	93,040

Non-GAAP adjusted provision for income taxes	$76,627	$80,419

	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012
Equity earnings of unconsolidated entities, net of tax	$13,238	$10,417
Less adjustments:
Amortization of acquisition-related intangible assets	448	764
Income tax effects on items above	—	(7)

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$13,686	$11,174